RELIASTAR 1993
                              STOCK INCENTIVE PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JULY 10, 1997)

                                   ARTICLE I.
                                     GENERAL

        Sec. 1.1 Name of Plan. The name of the plan set forth herein is "ReliaStar 1993 Stock Incentive Plan" (the "Plan").

        Sec. 1.2 Purposes. The purposes of the Plan are to provide long-term incentives and rewards to employees who are largely responsible for the success and growth of ReliaStar Financial Corp. ("Corporation") and its Subsidiaries, to assist the Corporation in attracting and retaining employees with experience and ability on a basis competitive with industry practices, and to associate the interests of such employees with those of the Corporation's shareholders.

        Sec. 1.3 Effective Date. The effective date of the Plan is January 14, 1993, the date on which it was approved by the Board of Directors of the Corporation.

        Sec. 1.4 Number of Shares. Subject to adjustments contemplated by Sec.
5.2 hereof, the Shares that may be delivered or purchased under the Plan prior to January 1, 1997 shall not exceed the sum of two million four hundred thousand (2,400,000) Shares. Commencing on January 1, 1997, all Shares not previously delivered or purchased under the Plan plus two percent (2%) of the total issued and outstanding Shares as of January 1, 1997 and each subsequent year the Plan is in effect shall be available for delivery or purchase under the Plan. The amount of Shares available for delivery or purchase in any one calendar year shall include any such Shares available in the previous year or years but not delivered or purchased in such year or years, provided that no more than two million four hundred thousand (2,400,000) Shares shall be cumulatively available for the grant of Incentive Stock Options. Shares to be delivered or purchased under the Plan may be authorized and unissued shares or issued shares reacquired by the Corporation including treasury Shares. Subject to the adjustments contemplated by Sec. 5.2 hereof, and only to the extent required in order for Stock Options under the Plan to qualify for the performance-based compensation exception described in Sec. 162(m) of the Code, the maximum number of Shares with respect to which Stock Options may be awarded to any individual Participant in any calendar year shall be 750,000.

                                   ARTICLE II.
                                   DEFINITIONS

        Sec. 2.1 Award. "Award" means a grant of Stock Options, Stock Awards, or Restricted Stock Awards, or a combination thereof, under the Plan.


        Sec. 2.2 Beneficiary. "Beneficiary" means the person or persons designated as such by a Participant's will or pursuant to the laws of decent and distribution.

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        Sec. 2.3 Board of Directors. "Board of Directors" or "Board" means the
Board of Directors of the Corporation.

        Sec. 2.4 Bonus Determination Date. "Bonus Determination Date" means the date as of which the dollar amount of a Qualified Bonus has been determined and approved by the Committee, and the Committee has determined that all or a portion thereof shall be paid in the form of a Stock Award.

        Sec. 2.5 Broad-based Stock Option Grant. "Broad-based Stock Option Grant" means the simultaneous grant of Nonqualified Stock Options to at least 1,000 employees of the Corporation and its Subsidiaries.

        Sec. 2.6 Chief Executive Officer. "Chief Executive Officer" means the chief executive officer of the Corporation.

        Sec. 2.7 Code. "Code" means the Internal Revenue Code as amended from time to time.

        Sec. 2.8 Committee. "Committee" means the members of the Personnel and Compensation Policy Committee of the Board of Directors exclusive of any member who is not a "Non-employee Director" within the meaning of Regulation ss.240.16b-3 under the Exchange Act, as applicable to the Corporation at the time in question.

        Sec. 2.9 Corporation. "Corporation" means ReliaStar Financial Corp.

        Sec. 2.10 Date of Grant. "Date of Grant" means the date designated in a resolution by the Committee as the date for granting Stock Options. If the Committee does not designate a Date of Grant in its resolution, the Date of Grant shall be the date of the Committee's resolution.

        Sec. 2.11 Fair Market Value. "Fair Market Value" as applied to a specific date means the average of the highest and lowest market price of Shares, as reported on the consolidated transaction reporting system for New York Stock Exchange issues on such date or, if Shares were not traded on such date, on the next preceding day on which the Shares were traded.

        Sec. 2.12 Incentive Stock Options. "Incentive Stock Options" means Stock Options that are intended to qualify under Section 422 of the Code.

        Sec. 2.13 Nonqualified Options. "Nonqualified Options" means Stock Options that are not intended to qualify under Section 422 of the Code.

        Sec. 2.14 Participant. A "Participant" means a person designated as such by the Committee for participation in the Plan.

        Sec. 2.15 Plan Year. "Plan Year" means a one-year period commencing on January 1 of a calendar year and ending on December 31 of such calendar year.

        Sec. 2.16 Qualified Bonus. "Qualified Bonus" means a bonus to which a Participant is entitled under the terms of a bonus plan or program of the Corporation or

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a Subsidiary which permits, subject to the Committee's approval, payment of all or a portion of such bonus in the form of a Stock Award pursuant to the terms of this Plan.

        Sec. 2.17 Restricted Stock Award. "Restricted Stock Award" means Shares awarded to a Participant by the Committee pursuant to Article VIII hereof, which shares are subject to certain terms, conditions and restrictions.

        Sec. 2.18 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        Sec. 2.19 Shares. "Shares" means shares of common stock of the Corporation.

        Sec. 2.20 Stock Award. "Stock Award" means Shares awarded to a Participant by the Committee pursuant to the terms of Article VII hereof.

        Sec. 2.21 Stock Option. "Stock Option" or "Stock Options" means an option or options granted to a Participant to purchase Shares from the Corporation. As to Participants who are subject to Section 16 of the Exchange Act, Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. Stock Options are subject to the terms of Article VI hereof.

        Sec. 2.22 Subsidiary. "Subsidiary" means a subsidiary of the Corporation in which the Corporation has a fifty percent (50%) or more interest.

        Sec. 2.23 Ten Percent Shareholder. "Ten Percent Shareholder" means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors, or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, or trust of which said individual is a shareholder, partner or beneficiary.

                                  ARTICLE III.
                             ADMINISTRATION OF PLAN

        Sec. 3.1 Eligibility. Any key employee of the Corporation or a Subsidiary who has been designated as a Participant by the Committee is eligible to participate in the Plan. In addition, at the election of the Committee, some or all employees of the Corporation and its subsidiaries are eligible to receive options in a Broad-based Stock Option Grant. No member of the Committee is eligible to participate in the Plan. The Committee may designate one or more classes of Participants under the Plan.

        Sec. 3.2 Committee. The Plan shall be administered by the Committee. Members of the Committee shall serve at the pleasure of the Board.

        Sec. 3.3 Powers of Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted Awards under the Plan, to determine the type, size and terms of Awards to be made to each employee selected, to determine the time when Awards will be granted, and to establish objectives and conditions for earning Awards. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations,

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agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it, shall be conclusive and binding on all parties concerned, including the Corporation, its Subsidiaries, its shareholders, Plan Participants and any employee of the Corporation or its Subsidiaries. To the extent permitted by law, the Committee may delegate duties to any person or persons.

        Sec. 3.4 Decisions of the Committee. Any action required or permitted to be taken by the Committee under the Plan shall require the affirmative vote of a majority of those members present and voting at a properly convened meeting of the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment whereby all meeting participants can hear each other and such participation will constitute presence in person at the meeting. A majority of all members of the Committee shall constitute a "quorum" for Committee business. The Committee may act by written determination instead of by affirmative vote at a meeting, provided that any written determination shall be signed by all members of the Committee, and any such written determination shall be as fully effective as a majority vote of members constituting a quorum at a meeting. Any decision made or action taken by the Committee in connection with the Plan shall be final and conclusive as to all parties involved.

                                   ARTICLE IV.
                                     AWARDS

        Sec. 4.1 Types. Awards under the Plan may include Stock Awards, Stock Options, Restricted Stock Awards or a combination thereof as the Committee shall determine. Stock Options shall be subject to the provisions of Article VI hereof, Stock Awards shall be subject to the provisions of Article VII hereof, and Restricted Stock Awards shall be subject to the provisions of Article VIII hereof.

        Sec. 4.2 Performance Goals. The Committee may establish meaningful performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Corporation and its Subsidiaries as it may select.

        Sec. 4.3 Guidelines. The Committee may from time to time adopt written policies for its implementation of the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to Participants and the conditions for payment of such Awards.

        Sec. 4.4 Vesting. The Committee may determine that all or a portion of a payment to a Participant under the Plan, whether it is to be made as a Stock Award, Restricted Stock Award or Stock Options or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

        Sec. 4.5 Assignment or Transfer. No Awards under the Plan or rights or interests in the Plan shall be assignable or transferable by a Participant, voluntarily or involuntarily, except by the will or the laws of descent and distribution. For the purposes of this Sec. 4.5, an original deposit, as defined in Sec. 8.6(a), is not considered an Award under, or right or interest in Plan. During the lifetime of a Participant, Awards are exercisable only by, and payable only to, the Participant.

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        Sec. 4.6 Agreements. All Awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

        Sec. 5.1 Rights as Shareholder. A Participant under the Plan shall have no rights as a shareholder with respect to Awards under the Plan unless and until certificates for such Shares are issued to the Participant. The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Awards under the Plan.

        Sec. 5.2 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the Awards under it as the Committee determines are necessary and appropriate, including, if necessary, any adjustment in the maximum number or kind of shares subject to the Plan or which may be or have been awarded to any Participant. Such adjustment shall be conclusive and binding for all purposes of the Plan.

        Sec. 5.3 Compliance with Law and Approval by Regulatory Bodies. No Stock Option shall be exercisable, no Shares shall be issued, no certificates for Shares shall be delivered, and no payment shall be made except in compliance with all applicable federal and state laws and regulations and rules of all domestic stock exchanges on which the Shares are listed. The Corporation shall have the right to rely on the opinion of its counsel as to such compliance. If, in the opinion of the Corporation's counsel, the transfer, issuance or sale of any Shares under the Plan shall not be lawful for any reason, including the inability of the Corporation to obtain from any regulatory body having jurisdiction the authority deemed by such counsel to be necessary for such transfer, issuance or sale, the Corporation shall not be obligated to transfer, issue or sell such Shares. Any share certificate issued may bear such legends and statements as the Committee may deem advisable or desirable. Further, in connection with any sale, issuance or transfer hereunder, the Participant acquiring the Shares shall, if requested by the Corporation, give satisfactory assurances to the Corporation's counsel that the Shares are being acquired for investment and not with a view to resale or distribution thereof and provide any other assurance as the Corporation may deem desirable.

        Sec. 5.4 Amendment of Plan. To the extent permitted by law, the Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously made under the Plan. With the consent of the affected Participant, the Committee may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.

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        Sec. 5.5 Duration of Plan. Unless the Plan is terminated earlier by the
Committee, the Plan shall remain in full force and effect until the close of business on January 13, 2003, at which time the right to grant Awards under the Plan shall terminate unless the Corporation's shareholders approve an extension or renewal. Any awards granted under the Plan on or before January 13, 2003, shall continue to be governed thereafter by the terms of the Plan and of the Awards; provided if the Corporation terminates the Plan, Stock Options not vested on the date of the Plan termination are, unless otherwise determined by the Committee, forfeited.

        Sec. 5.6 Withholding of Taxes. There shall be deducted from all distributions under the Plan the amount of any taxes which the Corporation or Subsidiary may be required to withhold by any federal, state, or local government. In addition, there shall be deducted any other amount required by law or by order of a court or government agency to be withheld from payments to any Participant. With respect to Stock Awards and Restricted Stock Awards, the Corporation shall have the right to require payment of any such taxes through withholding from the Participant's salary or otherwise. Participants and their personal representatives shall be responsible for payment of any and all federal, state, local, foreign, or other taxes imposed on amounts paid under the Plan. The Corporation and its Subsidiaries assume no responsibility for the tax consequences to the Participant for his/her participation in the Plan. Subject to rules established by the Committee, withholding required by this Sec. 5.6 may be satisfied by (i) the Company withholding shares issued on exercise or award or (ii) the Participant delivering Shares owned by Participant, having a Fair Market Value as of the date of delivery equal to or less than the amount required to be withheld pursuant to this Sec. 5.6.

        Sec. 5.7 Not an Employment Contract. Neither the Plan nor participation in the Plan shall be construed as creating any agreement as to continued employment with the Corporation or any of its affiliates.

        Sec. 5.8 Transfer of Employment. For purposes of the Plan, transfer of employment between the Corporation, its Subsidiaries or affiliates (affiliates shall not apply for Incentive Stock Options) shall not be deemed a termination of employment.

        Sec. 5.9 Unfunded Plan. The Plan shall be unfunded, and the Corporation shall not be required to segregate any assets that may represent Awards under the Plan. Any liability of the Corporation to any person with respect to any Award under the Plan shall be based solely upon the contractual obligations created pursuant to the Plan and evidenced by Agreements pursuant to Sec. 4.6 hereof. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

        Sec. 5.10 No Rights as Shareholder. Awards under the Plan shall not entitle a Participant or any other person succeeding to his/her rights, to any dividend, voting or other right as a shareholder of the Corporation unless and until the issuance of a stock certificate to the Participant or such other person pursuant to the provisions of the Plan and then only subsequent to the date of issuance thereof.

        Sec. 5.11 Governing Law. This Plan is governed in all respects by the laws of the State of Delaware.

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        Sec. 5.12 Severability. In the event that any provision in this Plan would invalidate the Plan, the provision shall be null and void, and the Plan shall be construed as if it did not contain that provision.

        Sec. 5.13 Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

        Sec. 5.14 References are to Plan. References herein to sections or articles are to sections or articles of the Plan unless the context clearly indicates to the contrary.

        Sec. 5.15 Compliance with Section 16. With respect to persons subject to
Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE VI.
                             AWARD OF STOCK OPTIONS

        Sec. 6.1 Grant of Stock Options. Contemporaneously with or at any time after the Committee has designated an eligible employee as a Participant, the Committee may award a Participant Stock Options at Fair Market Value as of the Date of Grant, provided however, that an award of Stock Options to a Ten Percent Shareholder shall be at one hundred ten percent (110%) of such Fair Market Value. At the time of grant, the Committee shall send written notification to each Participant indicating (i) the Date of Grant, (ii) the number of Stock Options granted to the Participant, (iii) the time period in which to exercise such Stock Options, and (iv) a stock option agreement providing for the purchase of one Share for each Stock Option granted.

        Sec. 6.2 Calculation of Awards. The number of Stock Options granted to a Participant in a Plan Year shall be determined by the Committee.

        Sec. 6.3 Exercise of Stock Options. An individual entitled to exercise a Stock Option may, subject to the terms and conditions of the Plan, exercise it in whole or in part at any time, by delivery to the Corporate Secretary at the Company's principal office written notice of exercise. Such notice of exercise shall specify the number of whole Shares with respect to which the option is being exercised, the Fair Market Value of the Shares on the Date of Grant, and must be accompanied by payment in full by certified check, cashier's check, money order or other form of cash payment as approved by the Committee in the amount of the exercise price for the Shares to be purchased, plus any amount required for withholding as provided in Sec. 5.6; provided, however, in lieu of paying the exercise price by certified check, cashier's check, or money order as described above, the individual may pay all or part of such exercise price by delivering to the Company owned and unencumbered Shares having a Fair Market Value as of the date of exercise equal to or less than the exercise price of the options exercised, with cash for the remainder, if any, of the exercise price.

        Sec. 6.4 Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to be incentive stock options under Section 422 of the Code and

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shall be administered as such by the Committee. An Incentive Stock Option shall be subject to the following:

        (a) Option Period. Each Incentive Stock Option granted shall expire, and all rights to purchase shares shall cease ten (10) years after the Date of Grant of the Incentive Stock Option or on such earlier date as may be fixed by the Committee, or on such date as is provided by this Plan in the event of termination of employment or a reorganization of the Corporation, provided however, that any Incentive Stock Option granted to a Ten Percent Shareholder shall expire five (5) years after the Date of Grant, or on such earlier date as otherwise may be fixed by the Committee or provided by this Plan.

       (b) Exercise at Termination of Employment. The right to exercise an Incentive Stock Option upon a termination of employment shall be as follows:

               1. Upon a termination of employment due to the Participant's death, any outstanding Incentive Stock Options must be exercised by a Beneficiary within the earlier of five (5) years from the Participant's date of death or the time period remaining to the Participant to exercise his Award had the Participant lived.

               2. Upon a termination of employment due to a Participant's disability, as that term is used in Code Section 22(e)(3), any outstanding Incentive Stock Options must be exercised within the earlier of one year after the onset of such disability or the time period remaining to the Participant to exercise his Award.

               3. Upon a termination of employment for any other reason, except dishonesty or any other illegal act, a Participant must exercise any outstanding Incentive Stock Options within the earlier of three (3) months of such termination or the time period remaining to the Participant to exercise his Award. In the event of dishonesty or any other illegal act, any Incentive Stock Options unexercised at termination shall be forfeited by the Participant.

               4. Notwithstanding the foregoing, the Committee may grant Stock Options with exercise periods longer than provided in paragraphs 1, 2, and 3 of this subsection (b) which are intended to qualify as Incentive Stock Options and which, if not exercised in the time periods provided in paragraphs 1, 2, and 3 of this subsection (b) shall thereafter become Nonqualified Stock Options subject to the provisions of Sec. 6.5 hereof; provided, however, that this paragraph 4 of subsection (b) shall apply only to Participants who are not subject to Section 16 of the Exchange Act.

        (c) Transferability of Stock Options. No Incentive Stock Option shall be assignable or transferable by the individual to whom it is granted except that it may be transferred by will or the laws of descent and distribution, in accordance with the provisions of the Plan. If a Participant dies within the exercise period specified in either paragraph (2) or (3) of subsection (b)

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               hereof, the Beneficiary shall have the time period remaining to the Participant in which to exercise the Incentive Stock Option.

        (d) The Committee shall determine the vesting schedule applicable to Incentive Stock Options.

        Sec. 6.5 Nonqualified Stock Options. Nonqualified Stock Options are Stock Options that are not intended to qualify under Code Section 422. Nonqualified Stock Options shall be subject to the following:

        (a) Option Period. Except as provided below, each option granted shall expire and all rights to purchase shares shall cease ten years and one day after the Date of Grant of the Nonqualified Stock Option or on such date prior thereto as may be fixed by the Committee. In the event of a plan termination or Company reorganization, Nonqualified Stock Options shall be exercisable pursuant to the rules set forth in Sec. 5.5 and Sec. 6.6.

        (b) Vesting of Nonqualified Stock Options. The Committee shall determine the vesting schedule applicable to Nonqualified Stock Options.

        (c) Exercise at Termination of Employment. The right to exercise Nonqualified Stock Options upon a termination of employment shall be as follows:

                1. Upon the Participant's termination of employment that qualifies as a retirement under the qualified retirement plan of the Corporation or Subsidiary under which the Participant is covered, or a termination of employment due to the onset of a Participant's disability as that term is used in Sec. 8.6 (i), the Participant shall have until the earlier of the expiration of the option period provided to the Participant in subsection (a) above or the date five (5) years from the date of such termination of employment to exercise such options. Any nonvested options previously granted to the Participant shall immediately vest on the date of such termination of employment and shall no longer be subject to any vesting schedule.

                2. To the extent a Participant's termination of employment is due to his death, or his death occurs subsequent to a termination of employment, the Participant's Beneficiary shall have the time period remaining to the Participant had the Participant lived in which to exercise such options. Any nonvested options previously granted to the Participant shall immediately vest on the date of such termination of employment due to the death of the Participant.

                3. Upon the Participant's termination of employment for any other reason except dishonesty or any illegal act, the Participant shall have until the earlier of the expiration of the option period provided to the Participant in subsection (a) above or unless a longer period is provided by the Committee, the date sixty (60) days from the date of such termination of employment to exercise options in which the Participant is vested on the date of such termination of employment. Any options in which the Participant is not vested on the date of such termination shall be forfeited. In the event of dishonesty or other illegal act, all Stock

                        Options unexercised at termination of employment shall be forfeited by the Participant.

        Sec. 6.6 Merger, Dissolution, or Transfer of Substantially All of the Property of the Corporation. Stock Options granted but unexercised under the Plan shall terminate upon the effective date of the dissolution or liquidation of the Corporation; or upon reorganization, merger, or consolidation of the Corporation with one or more Corporations, if the Corporation is not the surviving corporation; or upon a transfer of substantially all of the property of the Corporation.

        Notwithstanding the above, Stock Options shall not terminate to the extent that written provision is made for their continuance, assumption, or substitution by a successor employer or its parent or subsidiary in connection with a transaction described in the preceding sentence.

        Sec. 6.7 Unexercised Stock Options. Any Stock Option not exercised within the applicable time period set forth in Article VI shall be forfeited.

        Sec. 6.8 Replacement Stock Options. A Stock Option granted at any time under the Plan may, at the Committee's discretion, include the right to acquire a Replacement Stock Option ("RSO"). The Committee may also grant separate options ("Separate Options") which include an RSO feature with respect to Stock Options issued under the Plan not containing an RSO feature. If a Stock Option either contains the RSO feature or a Separate Option has been granted with respect thereto and if a Participant pays all or part of the purchase price of the Stock Option with Shares held by the Participant for at least six (6) months or with cash, then upon exercise of the Stock Option the Participant is granted an RSO to purchase, at the Fair Market Value as of the date of the Stock Option exercise, such number of Shares as determined by the Committee at the time of granting the Stock Option, but not in excess of the number of whole Shares used by the Participant in payment of the purchase price (or would have been used if Shares had been tendered instead of cash) and the number of whole shares, if any, withheld by the Corporation or remitted by Participant as payment for withholding taxes. An RSO may be exercised between the date six (6) months after the Date of Grant of the RSO and the date of expiration, which will be the same as the date of expiration of the Stock Option to which the RSO is related. An RSO shall not contain an RSO feature and a Separate Option shall not be granted with respect to an RSO. The RSO feature of a Stock Option and a Separate Option are subject to cancellation by the Committee without notice at any time in the Committee's sole discretion.

                                  ARTICLE VII.
                                  STOCK AWARDS

        Sec. 7.1 Bonus Payable in the Form of Stock Awards. The Committee, in its sole discretion, may determine that all or part of any Qualified Bonus shall be paid in the form of a Stock Award. Stock Awards shall be subject to such guidelines and rules as the Committee may establish pursuant to Sec. 3.3. hereof and to the specific provisions of this Article VII.

        Sec. 7.2 Determination by Number of Shares. The portion of any Qualified Bonus payable as a Stock Award shall be converted to a whole number of Shares by dividing the dollar amount of such Qualified Bonus, or portion thereof by the Fair

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Market Value of one Share as of the Bonus Determination Date as determined in good faith by the Committee. Any fractional Shares shall be paid to the Participant in cash.

        Sec. 7.3 Issuance of Stock Certificate. The Corporation shall issue and deliver a certificate for the Shares granted as a Stock Award as soon as administratively and legally possible after the Bonus Determination Date. Any delay in issuance of such certificate for such Shares after the Bonus Determination Date shall be subject to the following:

        (a) If, during the period of such delay, the Corporation declares and pays a cash dividend and the circumstances are such that, if the certificate for such Shares had been issued on the Bonus Determination Date, the cash dividend would have been paid on such Shares, then there shall be paid in cash to Participants to whom Shares have been awarded but not issued on the dividend payable date an amount equivalent to the dividends which would have been payable with respect to such Shares if they had been issued and outstanding on or after the Bonus Determination Date. Such dividend equivalents shall be paid in cash on the date or dates as of which dividends on the Corporation's issued and outstanding Shares are payable.

        (b) If, during the period of such delay, there is an increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through recapitalization resulting in a stock split-up, change in par value, combination or exchange of Shares, or the like ("Stock Adjustment"), and the circumstances are such that if the certificate for each Share had been issued on the Bonus Determination Date such Shares would have been adjusted to give effect to such Stock Adjustment, then the number of Shares in such Stock Award shall be adjusted to reflect such Stock Adjustment.

        (c) If such Shares have not been issued 90 days following the Bonus Determination Date, then the net dollar amount of such Stock Award shall, in lieu of issuance of Shares, be paid in cash.

                                  ARTICLE VIII.
                             RESTRICTED STOCK AWARDS

        Sec. 8.1 Restricted Stock Awards. The Committee may make Restricted Stock Awards to Participants which shall be subject to the provisions of this
Article VIII.

        Sec. 8.2 Restricted Stock Agreements. Restricted Stock Awards shall be evidenced by Restricted Stock Agreements which shall conform to the requirements of the Plan and may contain such other provisions (such as provisions for the protection of Restricted Stock in the event of mergers, consolidations, dissolutions, and liquidations affecting either the Restricted Stock Agreement or the stock issued thereunder) as the Committee shall deem advisable.

        Sec. 8.3 Payment of Restricted Stock Awards. Restricted Stock Awards shall be paid by delivering to the Participant, or custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such restricted shares of common stock of the Corporation ("Restricted Shares") registered in the name of such Participant. The Participant shall have all of the rights of a common stock shareholder with respect to such Restricted Shares except as to such restriction as appear on the face of the certificate. The Committee shall designate the Corporation or one or more of its employees to act as custodian or escrow for the certificates ("Escrow Agent").

        Sec. 8.4 Terms, Conditions and Restrictions. Restricted Shares shall be subject to such terms and conditions, including vesting and forfeiture provisions, if any, and to such restrictions against resale, transfer or other disposition as may be determined by the Committee at such time as it grants a Restricted Stock Award to a Participant. Any new or different Shares or other securities resulting from any adjustment of such Restricted Shares pursuant to
Section 8.2 hereof shall be subject to the same terms, conditions and restrictions as the Restricted Shares prior to such adjustment. The Committee may in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares as it deems appropriate. In the event of the Participant's death following the transfer of Restricted Shares to him or her, the Participant's legal representative or person receiving such Restricted Shares under the Participant's will or under the laws of descent and distribution shall take such Restricted Shares subject to the same terms and conditions and provisions in effect at the time of the Participant's death, to the extent applicable.

        Sec. 8.5 Dividends and Voting Rights. During the restricted period the Participant shall have the right to receive dividends from and to vote his or her Restricted Shares.

        Sec. 8.6 Deposit Share Provisions. Subject to the provisions set forth below ("Deposit Share Provisions") and subject to rules established by the Committee, eligible Participants who deposit with the Corporation Shares which such Participants elect to receive in the form of Shares, rather than cash under the Corporation's incentive compensation programs designated by the Committee, are eligible to receive a Restricted Stock Award:

        (a) The Committee shall notify each Participant selected to participate in the Deposit Share Provisions ("Deposit Share Participants") of the maximum number (and any lesser number) of Shares they are permitted to deposit with the Escrow Agent, and Deposit Share Participants may choose to deposit any number of Shares they are permitted to deposit under the Committee rules (the "Original Deposit").

        (b) Deposit Share Participants must make their irrevocable election on or before the date designated by the Committee or if no date is designated, then at least 30 days prior to the date payment of awards is made ("Award Date").

        (c) All elections shall be in writing and filed with the Committee or its designee. Such elections may, if permitted by the Committee, also specify one of the following alternatives regarding the manner in which dividends are paid on all deposited stock (including shares in the Original Deposit, Shares purchased with dividends, if any, and matching Restricted Shares :

                (1) Dividends shall be used for the purchase of additional Shares for the Deposit Share Participant's account; or

                (2) Dividends shall be paid currently to the Deposit Share Participant.

        (d) As soon as practicable following an Original Deposit, the Corporation shall match these Shares and deposit with the Escrow Agent for the Deposit Share Participant's account up to one Restricted Share for each Share of the Original Deposit, as determined by the Committee. The Restricted Shares deposited by the Corporation shall vest in accordance with the schedule determined by the Committee. Restricted Shares shall be distributed promptly as they vest.

        (e) Shares purchased with dividends paid on deposited stock (Original Deposit, Restricted Stock or any shares purchased with dividends) may be withdrawn from a Deposit Share Participant's account at any time.

        (f) A Deposit Share Participant may temporarily withdraw all or a portion of the Shares on deposit (other than non-vested Restricted Stock) in order to exercise Stock Options, subject to an equal number of Shares being promptly redeposited with the Escrow Agent after such exercise.

        (g) A Deposit Share Participant's interests in the Original Deposit or the Restricted Stock may not be sold, pledged, assigned or transferred in any manner, other than by will or the laws of descent and distribution, so long as such shares are held by the Escrow Agent, and any such sale, pledge, assignment or other transfer shall be null and void, provided, however, a pledge of the Deposit Share Participant's interest in the Original Deposit may be permitted in accordance with rules which the Committee may establish.

        (h) Any or all of the Original Deposit may be withdrawn at any time. Withdrawal shall cause a forfeiture of any non-vested Restricted Shares attributable to the Shares of the Original Deposit being withdrawn. Any Shares withdrawn shall be deemed to be made under paragraph (e) to the extent there are any such shares, and then under this paragraph (h).

        (i) In the event the Deposit Share Participant's employment with the Corporation and its subsidiaries is terminated during the vesting period by the reason of the Deposit Share Participant's death, "Disability" or "Retirement", the vesting requirement shall be deemed fulfilled upon the date of such termination of employment. For purposes of this Sec. 8.6(i), "Disability" shall mean the cessation of employment of the Deposit Share Participant under circumstances where the Deposit Share Participant is eligible to receive a monthly disability benefit pursuant to the group long-term disability insurance program sponsored by the Corporation or subsidiary which employs the Participant or would be eligible to receive if he/she were a participant in the applicable program. Unless otherwise provided by the Committee, for purposes of this Sec. 8.6(i), "Retirement" shall mean the Deposit Share Participant's termination of employment that qualifies as Normal Retirement under the qualified retirement plan of the Corporation or subsidiary of the Corporation under which the Deposit Share Participant is covered.

        (j) In the event of Deposit Share Participant's termination of employment with the Corporation and its subsidiaries during the vesting period for any reason other than those set forth in Sec. 8.6(i) hereof, the Shares, to the extent not otherwise vested, shall automatically be forfeited and returned to the Corporation unless the Committee shall, in its sole discretion, otherwise provide.

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                       FOR
             THE RELIASTAR FINANCIAL CORP. 1993 STOCK INCENTIVE PLAN
                             (BROAD-BASED GRANT PT)

         THIS AGREEMENT ("Agreement") is made this 10th day of July, 1997 by and between ReliaStar Financial Corp., a Delaware corporation ("Corporation"), and certain part time employees of the Corporation and its subsidiaries, as provided in this Agreement (each, an "Eligible Participant").

         WHEREAS, the Corporation has established The ReliaStar Financial Corp. 1993 Stock Incentive Plan ("Plan") for the purpose of providing an additional incentive to key employees through stock ownership and a corresponding proprietary interest in the Corporation through the award of nonqualified stock options; and

         WHEREAS, pursuant to the Plan, the Committee is authorized to establish and specify the terms of a Broad-based Option Grant to employees of the Corporation and its subsidiaries; and

         WHEREAS, by resolution dated July 10, 1997 (the "Grant Date"), the Committee has authorized a Broad-based Option Grant to specified employees;

         NOW, THEREFORE, in consideration of the premises, the Corporation hereby agrees with each Eligible Participant as follows:

  1. Option. The Corporation hereby grants to each Eligible Participant, as defined in this Section 1, as a matter of separate agreement, and not in lieu of salary or any other compensation for services, the options ("Option") to purchase all or any part of an aggregate of 50 shares of Common Stock of the Corporation ("Shares") upon the terms and conditions set forth herein. The Option is not an incentive stock option under Section 422 of the Internal Revenue Code.

For purposes of this Agreement, the term Eligible Participant shall mean a person who

         - is actively employed as a part time employee of the Corporation or any of its subsidiaries on the Grant Date

         - has completed at least 90 continuous days of part time service with the Corporation or any of its subsidiaries on or before the Grant Date. For purposes of this provision, credit shall be given for service with any recently acquired subsidiaries.

         - is not a participant in the ReliaStar Executive Compensation Program and did not otherwise receive a grant of options in 1997, except as otherwise may be specified by the Committee.

  2. Plan Document Incorporated by Reference. It is understood that the Plan document is incorporated herein by reference and is made a part of this Agreement as if fully set forth. The Plan document shall control in the event there is any conflict either between the Plan and this Agreement, or as to any matters not contained in this Agreement. Capitalized terms used herein shall, unless otherwise defined, have the meanings set forth in the Plan.

  3. Option Price. The purchase price of the Shares ("Option Price") subject to the Option shall be $77.8438per Share, which is not less than the Fair Market Value of the Shares on the date of this Agreement.

  4. Term of Option. The Option shall be exercisable by the Eligible Participant in accordance with the vesting provisions set forth herein, including Paragraph 6, until July 10, 2007, or such shorter time period as determined pursuant to paragraph 8 hereof or Section 6.6 of the Plan.

  5. Nontransferability of Option. This Option shall not be assignable or transferable by the Eligible Participant except that it may be transferred by will or the laws of descent and distribution to a beneficiary ("Beneficiary") of the Eligible Participant, in accordance with the provisions of the Plan. If the Eligible Participant dies within the exercise period specified in either subparagraph (a) or

(c) of paragraph 8 hereof, the Beneficiary shall have the time period remaining to the Eligible Participant in which to exercise the Option.

  6. Vesting. Except as otherwise provided in paragraphs 8 and 9 hereof, the Option granted pursuant to this Agreement shall vest on and be exercisable by the Eligible Participant on or after the earlier of (i) the five-year anniversary of this Agreement; and (ii) the Acceleration Date, provided, that the Committee may accelerate vesting of the Option at any time in its sole discretion. The term Acceleration Date shall mean the first date on which the average daily fair market value of the Corporation's common stock over a twenty trading-day period shall equal or exceed $120 per share, as such price may be adjusted for stock splits and dividends and similar corporate events pursuant to
Section 12 of this Agreement.

  7. Exercise of Option. In accordance with the vesting schedule in paragraph 6 above, or any accelerated vesting pursuant to paragraphs 6, 8 or 9 hereof, the Eligible Participant may exercise the Option granted herein in whole or in part at any time by delivery to the Secretary of the Corporation, at the general offices of the Corporation, written notice of exercise. Such notice of exercise shall specify the number of whole Shares with respect to which the Option is being exercised, a representation that such shares are being acquired for investment and not with a view to the distribution thereof, and the Option Price as specified in paragraph 3 herein. Such notice must be accompanied by payment in full of the Option Price by either cash, cashier's check, certified check, or money order ("Authorized Cash Equivalent"), plus any amount required for federal or state withholding; provided, however, in lieu of payment of the Option Price by an Authorized Cash Equivalent as described above, the Eligible Participant may pay all or part of such Option Price by delivery to the Corporation of owned and unencumbered Shares having an aggregate fair market value as of the date of exercise equal to or less than the Option Price for the Shares pursuant to which the Option is exercised, with an Authorized Cash Equivalent for the remainder, if any, of the Option Price. Subject to rules established by the Committee, any withholding may be satisfied by (i) the Corporation withholding Shares issued on exercise or (ii) Eligible Participant delivering shares of Corporation Common Stock owned by Eligible Participant, having a Fair Market Value equal to or less than the amount required to be withheld. The certificate or certificates for the Shares as to which the Option shall have been exercised shall be registered in the name of the person or persons exercising the Option and shall be delivered to or upon the written order of the Eligible Participant or the person or persons exercising the Option in the event of the Eligible Participant's death or disability. In the event the Option is exercised, pursuant to the terms of the Plan, by any person or persons other than the Eligible Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

  8. Exercise of Option by Participant. Except as provided below, the Option granted herein may not be exercised unless the Eligible Participant shall at the time of exercise be an employee of the Corporation or its subsidiaries. The right to exercise this Option upon a termination of employment shall be as follows:

         a. Retirement or Disability of Participant. Upon the Eligible Participant's termination of employment that qualifies as a retirement under the qualified retirement plan of the Corporation or subsidiary of the Corporation under which the Eligible Participant is covered, or a termination of employment due to the onset of the Eligible Participant's disability, the Eligible Participant shall have until the earlier of the expiration of the Option term provided to the Eligible Participant in paragraph 4 above or the date five (5) years from the date of such termination of employment to exercise such Option. For the purposes of this subparagraph 8(a), the term "disability" shall mean the cessation of employment of the Eligible Participant under circumstances where the Eligible Participant is eligible to receive a monthly disability benefit pursuant to the group long-term disability insurance program sponsored by the Corporation or Subsidiary which employs the Eligible Participant or would be eligible to receive if he or she were a participant in the applicable program. Any non-vested portion of the Option previously granted to the Eligible Participant shall immediately vest on the date of such termination of employment and shall no longer be subject to the vesting schedule provided in paragraph 6 hereof.

         b. Death of Eligible Participant. To the extent the Eligible Participant's termination of employment is due to his/her death, the Eligible Participant's Beneficiary shall have the Option term remaining to the Eligible Participant had the Eligible Participant lived in which to exercise this Option. Any non-vested portion of the Option previously granted to the Eligible Participant shall immediately vest on the date of such termination of employment due to the death of the Eligible Participant.

         c. Other Termination of Employment. Upon the Eligible Participant's termination of employment for any other reason except for dishonesty or any illegal act, the Eligible Participant shall have until the earlier of (1) the expiration of the Option term provided in paragraph 4 above, or (2) the later of (i) the date ninety (90) days from the date of such termination of employment or (ii) such later date as may be specified by the authority of the Committee provided that such date is so specified prior to the date which is ninety (90) days from the date of such termination of employment, in which to exercise the vested portion of the Option. Any portion of the Option in which the Eligible Participant is not vested pursuant to paragraph 6 on the date of such termination shall be forfeited.

         d. Dishonesty or Illegal Act. Notwithstanding any other provision herein, in the event of a termination of employment for dishonesty or any illegal act, any portion of the Option unexercised at termination shall be forfeited by the Eligible Participant.

  9. Change in Control. If a change in control "Event" shall occur, then any portion of the Option granted herein which has not vested and which has not expired shall immediately vest.

         a. A change in control "Event" shall mean the occurrence of any of the following:

                  (1) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person is the "Beneficial Owner" (within the meaning of Rule 13d-3 promulgated under the 1934
                           Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, in determining whether an Event has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" shall not constitute an acquisition which would cause an Event. A "Non-Control Acquisition" shall mean (i) an acquisition by an employee benefit plan (or a trust forming a part thereof) maintained by the Corporation or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Corporation (a "Subsidiary"), (ii) an acquisition by the Corporation or any Subsidiary, (iii) a transaction in which any Person became the Beneficial Owner of more than twenty percent (20%) of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increased the percentage of the outstanding Voting Securities Beneficially Owned by such Person, provided that if an Event would occur (but for the operation of this sentence) and after such share acquisition by the Corporation, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Person then an Event shall occur, or
                           (iv) an acquisition by any Person in connection with a "Non-Control Transaction" (as defined in subparagraph (3) of this paragraph 9(a).

                  (2) The individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Corporation's stockholders, of any new director was approved by a vote of at least a two-thirds majority of the Incumbent Board, such new director shall, for purposes of the Program, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (3)      Approval by stockholders of the Corporation of:

                           (A) A merger, consolidation or reorganization involving the Corporation, unless such merger, consolidation or reorganization is a "Non-Control Transaction" which is defined as a transaction in which

                                    (i)      the stockholders of the
                                             Corporation, immediately before
                                             such merger, consolidation or
                                             reorganization, own, directly or
                                             indirectly immediately following
                                             such merger, consolidation or
                                             reorganization, at least fifty-one
                                             percent (51%) of the combined
                                             voting power of the outstanding
                                             voting securities of the
                                             corporation resulting from such
                                             merger or consolidation or
                                             reorganization (the "Surviving
                                             Corporation") in substantially the
                                             same proportion as their ownership
                                             of the Voting Securities
                                             immediately before such merger,
                                             consolidation or reorganization,

                                    (ii)     the individuals who were members of
                                             the Incumbent Board immediately
                                             prior to the execution of the
                                             agreement providing for such
                                             merger, consolidation or
                                             reorganization constitute at least
                                             two-thirds of the members of the
                                             board of directors of the Surviving
                                             Corporation, and

                                    (iii)    no person (other that the
                                             Corporation or any Subsidiary, any
                                             employee benefit plan (or any trust
                                             forming a part thereof) maintained
                                             by the Corporation, the Surviving
                                             Corporation or any Subsidiary, or
                                             any Person who, immediately prior
                                             to such merger, consolidation or
                                             reorganization had Beneficial
                                             Ownership of twenty percent (20%)
                                             or more of the then outstanding
                                             Voting Securities) has Beneficial
                                             Ownership of twenty percent (20%)
                                             or more of the combined voting
                                             power of the Surviving
                                             Corporation's then outstanding
                                             voting securities.

                           (B) A complete liquidation or dissolution of the Corporation; or

                           (C)      An agreement for the sale or other
                                    disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary).

                  (4) The Corporation enters into an agreement in principle or a definitive agreement relating to an Event described in subparagraph (1), (2) or (3) of this paragraph 9(a) which ultimately results in such Event occurring or a tender or exchange offer or proxy contest is commenced which ultimately results in an Event described in subparagraph (1) or (2) hereof occurring.

         b. Notwithstanding any provision to the contrary contained herein, if the Committee at any time determines that, the dissolution or liquidation of the Corporation; or a reorganization, merger or consolidation with one or more corporations, if the Corporation is not the surviving corporation; or a transfer of substantially all of the property of the Corporation, will occur within six (6) months, then any portion of the Option which has not vested shall immediately vest upon such written determination by the Committee that any of the events described in this paragraph 9(b) will occur within six (6) months.

  10. Merger, Dissolution or Transfer of Property. Any portion of the Option not exercised shall terminate upon the effective date of the dissolution or liquidation of the Corporation; or upon reorganization, merger, or consolidation of the Corporation with one or more corporations, if the Corporation is not the surviving corporation; or upon the transfer of substantially all of the property of the Corporation.

  11. Unexercised Option. Any portion of the Option not exercised within the time period set forth in paragraph 4, or 8, as applicable, shall terminate and be forfeited.

  12. Adjustment Upon Changes in Capitalization. Should the Corporation effect one or more stock dividends, stock split, subdivisions or consolidation of shares, or other similar changes in capitalization, the terms of the Option shall be adjusted as the Committee shall equitably determine, and the maximum number of Shares which may be purchased pursuant to the Option granted under this Agreement shall be proportionately adjusted. Any determination made herein by the Committee shall be final and conclusive.

  13. No Rights as Shareholder. The Option granted under this Agreement shall not entitle the Eligible Participant or any other person succeeding to his/her rights, to any dividend, voting, or other right as a shareholder of the Corporation unless and until the issuance of a stock certificate to the Eligible Participant or such other person pursuant to the provisions of the Plan and then only subsequent to the date of issuance thereof.

  14. Shares Reserved for Option and Payment of Expenses. The Corporation shall at all times during the term of the Option granted herein, reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, which may be either authorized and unissued shares or treasury shares. The Corporation shall pay all original issue or transfer taxes with respect to the issue or transfer of Shares pursuant hereto and all of the fees and expenses necessarily incurred by the Corporation in connection therewith, and will use its best efforts to comply with all laws and regulations which, in the opinion of the counsel for the Corporation, shall be applicable thereto.

  15. Compliance with Law and Approval by Regulatory Bodies. No portion of this Option shall be exercisable, no Common Stock shall be issued, no certificates for Shares shall be delivered, and no payment shall be made except in compliance with all applicable federal and state laws and regulations and rules of all domestic stock exchanges on which the Corporation's shares are listed. The Corporation shall have the right to rely on the opinion of its counsel as to such compliance. Any share certificate issued on exercise of an Option may bear such legends and statements as the Plan Committee may deem advisable or desirable. Further, in connection with any sale, issuance or transfer hereunder, the Eligible Participant acquiring Common Stock shall, if requested by the Corporation, give such satisfactory assurances as the Corporation may deem desirable.

  16. Not an Employment Contract. Neither this Agreement nor participation in the Plan shall be construed as creating an agreement as to continued employment with the Corporation or any of its affiliates.

  17. Governing Law. This Agreement is governed in all respects by the laws of the State of Delaware.

         This Agreement is effective and binding upon the Corporation as of the date first written above.



                                                     ReliaStar Financial Corp.


                                            By:      ___________________________

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                       FOR
             THE RELIASTAR FINANCIAL CORP. 1993 STOCK INCENTIVE PLAN
                             (BROAD-BASED GRANT FT)

         THIS AGREEMENT ("Agreement") is made this 10th day of July, 1997 by and between ReliaStar Financial Corp., a Delaware corporation ("Corporation"), and certain full time employees of the Corporation and its subsidiaries, as provided in this Agreement (each, an "Eligible Participant").

         WHEREAS, the Corporation has established The ReliaStar Financial Corp. 1993 Stock Incentive Plan ("Plan") for the purpose of providing an additional incentive to key employees through stock ownership and a corresponding proprietary interest in the Corporation through the award of nonqualified stock options; and

         WHEREAS, pursuant to the Plan, the Committee is authorized to establish and specify the terms of a Broad-based Option Grant to employees of the Corporation and its subsidiaries; and

         WHEREAS, by resolution dated July 10, 1997 (the "Grant Date"), the Committee has authorized a Broad-based Option Grant to specified employees;

         NOW, THEREFORE, in consideration of the premises, the Corporation hereby agrees with each Eligible Participant as follows:

  1. Option. The Corporation hereby grants to each Eligible Participant, as defined in this Section 1, as a matter of separate agreement, and not in lieu of salary or any other compensation for services, the options ("Option") to purchase all or any part of an aggregate of 100 shares of Common Stock of the Corporation ("Shares") upon the terms and conditions set forth herein. The Option is not an incentive stock option under Section 422 of the Internal Revenue Code.

For purposes of this Agreement, the term Eligible Participant shall mean a person who

         - is actively employed as a full time employee of the Corporation or any of its subsidiaries on the Grant Date

         - has completed at least 90 continuous days of full time service with the Corporation or any of its subsidiaries on or before the Grant Date. For purposes of this provision, credit shall be given for service with any recently acquired subsidiaries.

         - is not a participant in the ReliaStar Executive Compensation Program and did not otherwise receive a grant of options in 1997, except as otherwise may be specified by the Committee.

  2. Plan Document Incorporated by Reference. It is understood that the Plan document is incorporated herein by reference and is made a part of this Agreement as if fully set forth. The Plan document shall control in the event there is any conflict either between the Plan and this Agreement, or as to any matters not contained in this Agreement. Capitalized terms used herein shall, unless otherwise defined, have the meanings set forth in the Plan.

  3. Option Price. The purchase price of the Shares ("Option Price") subject to the Option shall be $77.8438 per Share, which is not less than the Fair Market Value of the Shares on the date of this Agreement.

  4. Term of Option. The Option shall be exercisable by the Eligible Participant in accordance with the vesting provisions set forth herein, including Paragraph 6, until July 10, 2007, or such shorter time period as determined pursuant to paragraph 8 hereof or Section 6.6 of the Plan.

  5. Nontransferability of Option. This Option shall not be assignable or transferable by the Eligible Participant except that it may be transferred by will or the laws of descent and distribution to a beneficiary ("Beneficiary") of the Eligible Participant, in accordance with the provisions of the Plan. If the Eligible Participant dies within the exercise period specified in either subparagraph (a) or

(c) of paragraph 8 hereof, the Beneficiary shall have the time period remaining to the Eligible Participant in which to exercise the Option.

  6. Vesting. Except as otherwise provided in paragraphs 8 and 9 hereof, the Option granted pursuant to this Agreement shall vest on and be exercisable by the Eligible Participant on or after the earlier of (i) the five-year anniversary of this Agreement; and (ii) the Acceleration Date, provided, that the Committee may accelerate vesting of the Option at any time in its sole discretion. The term Acceleration Date shall mean the first date on which the average daily fair market value of the Corporation's common stock over a twenty trading-day period shall equal or exceed $120 per share, as such price may be adjusted for stock splits and dividends and similar corporate events pursuant to
Section 12 of this Agreement.

  7. Exercise of Option. In accordance with the vesting schedule in paragraph 6 above, or any accelerated vesting pursuant to paragraphs 6, 8 or 9 hereof, the Eligible Participant may exercise the Option granted herein in whole or in part at any time by delivery to the Secretary of the Corporation, at the general offices of the Corporation, written notice of exercise. Such notice of exercise shall specify the number of whole Shares with respect to which the Option is being exercised, a representation that such shares are being acquired for investment and not with a view to the distribution thereof, and the Option Price as specified in paragraph 3 herein. Such notice must be accompanied by payment in full of the Option Price by either cash, cashier's check, certified check, or money order ("Authorized Cash Equivalent"), plus any amount required for federal or state withholding; provided, however, in lieu of payment of the Option Price by an Authorized Cash Equivalent as described above, the Eligible Participant may pay all or part of such Option Price by delivery to the Corporation of owned and unencumbered Shares having an aggregate fair market value as of the date of exercise equal to or less than the Option Price for the Shares pursuant to which the Option is exercised, with an Authorized Cash Equivalent for the remainder, if any, of the Option Price. Subject to rules established by the Committee, any withholding may be satisfied by (i) the Corporation withholding Shares issued on exercise or (ii) Eligible Participant delivering shares of Corporation Common Stock owned by Eligible Participant, having a Fair Market Value equal to or less than the amount required to be withheld. The certificate or certificates for the Shares as to which the Option shall have been exercised shall be registered in the name of the person or persons exercising the Option and shall be delivered to or upon the written order of the Eligible Participant or the person or persons exercising the Option in the event of the Eligible Participant's death or disability. In the event the Option is exercised, pursuant to the terms of the Plan, by any person or persons other than the Eligible Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

  8. Exercise of Option by Participant. Except as provided below, the Option granted herein may not be exercised unless the Eligible Participant shall at the time of exercise be an employee of the Corporation or its subsidiaries. The right to exercise this Option upon a termination of employment shall be as follows:

         a. Retirement or Disability of Participant. Upon the Eligible Participant's termination of employment that qualifies as a retirement under the qualified retirement plan of the Corporation or subsidiary of the Corporation under which the Eligible Participant is covered, or a termination of employment due to the onset of the Eligible Participant's disability, the Eligible Participant shall have until the earlier of the expiration of the Option term provided to the Eligible Participant in paragraph 4 above or the date five (5) years from the date of such termination of employment to exercise such Option. For the purposes of this subparagraph 8(a), the term "disability" shall mean the cessation of employment of the Eligible Participant under circumstances where the Eligible Participant is eligible to receive a monthly disability benefit pursuant to the group long-term disability insurance program sponsored by the Corporation or Subsidiary which employs the Eligible Participant or would be eligible to receive if he or she were a participant in the applicable program. Any non-vested portion of the Option previously granted to the Eligible Participant shall immediately vest on the date of such termination of employment and shall no longer be subject to the vesting schedule provided in paragraph 6 hereof.

         b. Death of Eligible Participant. To the extent the Eligible Participant's termination of employment is due to his/her death, the Eligible Participant's Beneficiary shall have the Option term remaining to the Eligible Participant had the Eligible Participant lived in which to exercise this Option. Any non-vested portion of the Option previously granted to the Eligible Participant shall immediately vest on the date of such termination of employment due to the death of the Eligible Participant.

         c. Other Termination of Employment. Upon the Eligible Participant's termination of employment for any other reason except for dishonesty or any illegal act, the Eligible Participant shall have until the earlier of (1) the expiration of the Option term provided in paragraph 4 above, or (2) the later of (i) the date ninety (90) days from the date of such termination of employment or (ii) such later date as may be specified by the authority of the Committee provided that such date is so specified prior to the date which is ninety (90) days from the date of such termination of employment, in which to exercise the vested portion of the Option. Any portion of the Option in which the Eligible Participant is not vested pursuant to paragraph 6 on the date of such termination shall be forfeited.

         d. Dishonesty or Illegal Act. Notwithstanding any other provision herein, in the event of a termination of employment for dishonesty or any illegal act, any portion of the Option unexercised at termination shall be forfeited by the Eligible Participant.

  9. Change in Control. If a change in control "Event" shall occur, then any portion of the Option granted herein which has not vested and which has not expired shall immediately vest.

         a. A change in control "Event" shall mean the occurrence of any of the following:

                  (1) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person is the "Beneficial Owner" (within the meaning of Rule 13d-3 promulgated under the 1934
                           Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, in determining whether an Event has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" shall not constitute an acquisition which would cause an Event. A "Non-Control Acquisition" shall mean (i) an acquisition by an employee benefit plan (or a trust forming a part thereof) maintained by the Corporation or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Corporation (a "Subsidiary"), (ii) an acquisition by the Corporation or any Subsidiary, (iii) a transaction in which any Person became the Beneficial Owner of more than twenty percent (20%) of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increased the percentage of the outstanding Voting Securities Beneficially Owned by such Person, provided that if an Event would occur (but for the operation of this sentence) and after such share acquisition by the Corporation, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Person then an Event shall occur, or
                           (iv) an acquisition by any Person in connection with a "Non-Control Transaction" (as defined in subparagraph (3) of this paragraph 9(a).

                  (2) The individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Corporation's stockholders, of any new director was approved by a vote of at least a two-thirds majority of the Incumbent Board, such new director shall, for purposes of the Program, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (3)      Approval by stockholders of the Corporation of:

                           (A) A merger, consolidation or reorganization involving the Corporation, unless such merger, consolidation or reorganization is a "Non-Control Transaction" which is defined as a transaction in which

                                    (i)      the stockholders of the
                                             Corporation, immediately before
                                             such merger, consolidation or
                                             reorganization, own, directly or
                                             indirectly immediately following
                                             such merger, consolidation or
                                             reorganization, at least fifty-one
                                             percent (51%) of the combined
                                             voting power of the outstanding
                                             voting securities of the
                                             corporation resulting from such
                                             merger or consolidation or
                                             reorganization (the "Surviving
                                             Corporation") in substantially the
                                             same proportion as their ownership
                                             of the Voting Securities
                                             immediately before such merger,
                                             consolidation or reorganization,

                                    (ii)     the individuals who were members of
                                             the Incumbent Board immediately
                                             prior to the execution of the
                                             agreement providing for such
                                             merger, consolidation or
                                             reorganization constitute at least
                                             two-thirds of the members of the
                                             board of directors of the Surviving
                                             Corporation, and

                                    (iii)    no person (other that the
                                             Corporation or any Subsidiary, any
                                             employee benefit plan (or any trust
                                             forming a part thereof) maintained
                                             by the Corporation, the Surviving
                                             Corporation or any Subsidiary, or
                                             any Person who, immediately prior
                                             to such merger, consolidation or
                                             reorganization had Beneficial
                                             Ownership of twenty percent (20%)
                                             or more of the then outstanding
                                             Voting Securities) has Beneficial
                                             Ownership of twenty percent (20%)
                                             or more of the combined voting
                                             power of the Surviving
                                             Corporation's then outstanding
                                             voting securities.

                           (B) A complete liquidation or dissolution of the Corporation; or

                           (C)      An agreement for the sale or other
                                    disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary).

                  (4) The Corporation enters into an agreement in principle or a definitive agreement relating to an Event described in subparagraph (1), (2) or (3) of this paragraph 9(a) which ultimately results in such Event occurring or a tender or exchange offer or proxy contest is commenced which ultimately results in an Event described in subparagraph (1) or (2) hereof occurring.

         b. Notwithstanding any provision to the contrary contained herein, if the Committee at any time determines that, the dissolution or liquidation of the Corporation; or a reorganization, merger or consolidation with one or more corporations, if the Corporation is not the surviving corporation; or a transfer of substantially all of the property of the Corporation, will occur within six (6) months, then any portion of the Option which has not vested shall immediately vest upon such written determination by the Committee that any of the events described in this paragraph 9(b) will occur within six (6) months.

  10. Merger, Dissolution or Transfer of Property. Any portion of the Option not exercised shall terminate upon the effective date of the dissolution or liquidation of the Corporation; or upon reorganization, merger, or consolidation of the Corporation with one or more corporations, if the Corporation is not the surviving corporation; or upon the transfer of substantially all of the property of the Corporation.

  11. Unexercised Option. Any portion of the Option not exercised within the time period set forth in paragraph 4, or 8, as applicable, shall terminate and be forfeited.

  12. Adjustment Upon Changes in Capitalization. Should the Corporation effect one or more stock dividends, stock split, subdivisions or consolidation of shares, or other similar changes in capitalization, the terms of the Option shall be adjusted as the Committee shall equitably determine, and the maximum number of Shares which may be purchased pursuant to the Option granted under this Agreement shall be proportionately adjusted. Any determination made herein by the Committee shall be final and conclusive.

  13. No Rights as Shareholder. The Option granted under this Agreement shall not entitle the Eligible Participant or any other person succeeding to his/her rights, to any dividend, voting, or other right as a shareholder of the Corporation unless and until the issuance of a stock certificate to the Eligible Participant or such other person pursuant to the provisions of the Plan and then only subsequent to the date of issuance thereof.

  14. Shares Reserved for Option and Payment of Expenses. The Corporation shall at all times during the term of the Option granted herein, reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, which may be either authorized and unissued shares or treasury shares. The Corporation shall pay all original issue or transfer taxes with respect to the issue or transfer of Shares pursuant hereto and all of the fees and expenses necessarily incurred by the Corporation in connection therewith, and will use its best efforts to comply with all laws and regulations which, in the opinion of the counsel for the Corporation, shall be applicable thereto.

  15. Compliance with Law and Approval by Regulatory Bodies. No portion of this Option shall be exercisable, no Common Stock shall be issued, no certificates for Shares shall be delivered, and no payment shall be made except in compliance with all applicable federal and state laws and regulations and rules of all domestic stock exchanges on which the Corporation's shares are listed. The Corporation shall have the right to rely on the opinion of its counsel as to such compliance. Any share certificate issued on exercise of an Option may bear such legends and statements as the Plan Committee may deem advisable or desirable. Further, in connection with any sale, issuance or transfer hereunder, the Eligible Participant acquiring Common Stock shall, if requested by the Corporation, give such satisfactory assurances as the Corporation may deem desirable.

  16. Not an Employment Contract. Neither this Agreement nor participation in the Plan shall be construed as creating an agreement as to continued employment with the Corporation or any of its affiliates.

  17. Governing Law. This Agreement is governed in all respects by the laws of the State of Delaware.

         This Agreement is effective and binding upon the Corporation as of the date first written above.



                                                     ReliaStar Financial Corp.


                                            By:      __________________________